EXHIBIT INDEX
                          -------------

Exhibit No.                   Title                         Page
-----------                   -----                         ----

  12.          Statement regarding Computations of
                Ratios of Earnings to Fixed Charges         E-2

  27.          Financial Data Schedule.                     E-3














































                               E-1
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